Exhibit 99.03

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF 20/20 GLOBAL, INC.

The following unaudited pro forma combined condensed balance sheets and the unaudited pro forma combined condensed statements of operations is based on the separate historical balance sheet and statement of operations of 20/20 Global, Inc. and Mycotopia Therapies Inc. after giving effect to the acquisition. The unaudited pro forma combined condensed balance sheet as of December 31, 2019 and September 30, 2020 and the unaudited pro forma combined condensed statements of operations for the year ended December 31, 2019, and the three and nine months ended September 30, 2020 is presented as if the acquisition had occurred on January 1, 2019 and combines the historical results of 20/20 Global, Inc. and Mycotopia Therapies Inc. for periods then ended.

The unaudited pro forma combined condensed balance sheet and the unaudited pro forma combined condensed statement of operations is provided for informational purposes only. The unaudited pro forma combined condensed balance sheet and the unaudited pro forma combined condensed statement of operations is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the acquisition been completed as of the dates indicated or that may be achieved in the future and should not be taken as representative of future consolidated results of operations or financial condition of the Company. Furthermore, no effect has been given in the unaudited pro forma combined condensed balance sheet and the unaudited pro forma combined condensed statement of operations for synergistic benefits and potential cost savings, if any, that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations.

20/20 Global, Inc.
Pro Forma Condensed Combined Balance Sheet
(Unaudited)

	Historical				Pro Forma
	As of December 31, 2019
	20/20 Global, Inc.	Mycotopia Therapies Inc.		Adjustments	Combined Balance Sheet
ASSETS

Current assets
Cash	$209,164	$-		$-	$209,164
Prepaid expenses and other current assets	7,606	-		-	7,606
Other deposits and receivables	50,100	-		-	50,100
Note receivable	1,000	-		-	1,000
Assets of discontinued operations	946,715	-	A	(350,000)	596,715
Total current assets	1,214,585	-			864,585

Property, plant and equipment, net	548	-		-	548
Investment in PsyTech Inc.	-	-	B	210,000	210,000
Goodwill	-	-	A	350,220	350,220

TOTAL ASSETS	$1,215,133	$-		$210,220	$1,425,353

LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable and accrued expenses	$55,967	$220		$-	$56,187
Liabilities of discontinued operations	507,263	-		-	507,263

Total liabilities	563,230	220		-	563,450

Stockholders' equity
Preferred stock, $0.001 par value; 5,000,000 shares authorized and no shares issued or outstanding	-	-		-	-
Common stock $0.001 par value; 100,000,000 shares authorized, 12,425,420 shares issued and outstanding as of December 31, 2019	12,425	-		-	12,425
Additional paid-in capital	26,246	-	B	210,000	236,246
Retained earnings	613,232	(220)	A	220	613,232
Total stockholders' equity	651,903	(220)		210,220	861,903

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,215,133	$-		$210,220	$1,425,353

20/20 Global, Inc.
Pro Forma Condensed Combined Income Statement
(Unaudited)

	Historical		Pro Forma
	For the Year Ended December 31, 2019
	20/20 Global, Inc.	Mycotopia Therapies Inc.	Combined Income Statement

Revenue	$-	$-	$-
Cost of revenues	-	-	-
Gross profit	-	-	-

Operating expenses:
General and administrative expenses	123,576	220	123,796
Salaries and wages	119,298	-	119,298
Taxes - payroll	8,844	-	8,844
Total operating expenses	251,718	220	251,938

Loss from operations	(251,718)	(220)	(251,938)

Other income:
Interest income	16,253	-	16,253
Interest expense	(8)	-	(8)
Other income	22,251	-	22,251
Loss on legal settlement	(40,000)	-	(40,000)
Total other income (expense)	(1,504)	-	(1,504)

Net loss before provision for income tax	(253,222)	(220)	(253,442)
Provision for income tax expense	-	-	-
Net loss from continuing operations	(253,222)	(220)	(253,442)
Net income from discontinued operations, net of tax	258,025	-	258,025
Net (loss) income	$4,803	$(220)	$4,583

Basic and fully diluted loss per share from continuing operations	$(0.02)	$(0.00)	$(0.02)
Basic and fully diluted earnings per share from discontinued operations	$0.02	$-	$0.02
Basic and fully diluted earnings per share	$0.00	$(0.00)	$0.00

Weighted average shares outstanding - basic and diluted	12,425,420	1,000,000	12,425,420

20/20 Global, Inc.
Pro Forma Condensed Combined Balance Sheet
(Unaudited)

	Historical				Pro Forma
	As of September 30, 2020
	20/20 Global, Inc.	Mycotopia Therapies Inc.		Adjustments	Combined Balance Sheet
ASSETS

Current assets
Cash	$51,874	$117,933		$-	$169,807
Other deposits and receivables	48,096	-		-	48,096
Assets of discontinued operations	384,807	-	A	(350,000)	34,807
Total current assets	484,777	117,933			252,710

Investment in PsyTech	-	-	B	210,000	210,000
Goodwill	-	-	A	358,511	358,511

TOTAL ASSETS	$484,777	$117,933		$218,511	$821,221

LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable and accrued expenses	$1,149	$1,444		$-	$2,593
Total current liabilities	1,149	1,444			2,593

Notes payable, related party	-	125,000		-	125,000

Total liabilities	1,149	126,444		-	127,593

Stockholders' equity
Preferred stock, $0.001 par value; 5,000,000 shares authorized and no shares issued or outstanding	-	-		-	-
Common stock $0.001 par value; 100,000,000 shares authorized, 12,925,420 shares issued and outstanding as of December 31, 2019	12,925	-		-	12,925
Additional paid-in capital	50,746	-	B	210,000	260,746
Retained earnings	419,957	(8,511)	A	8,511	419,957
Total stockholders' equity	483,628	(8,511)		218,511	693,628

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$484,777	$117,933		$218,511	$821,221

20/20 Global, Inc.
Pro Forma Condensed Combined Income Statement for the three months ended September 30, 2020
(Unaudited)

	Historical		Pro Forma
	For the three months ending September 30, 2020
	20/20 Global, Inc.	Mycotopia Therapies Inc.	Combined Income Statement

Operating expenses:
General and administrative expenses	$24,013	$2,356	$26,369
Consulting - related party	25,000	-	25,000
Total operating expenses	49,013	2,356	51,369

Loss from operations	(49,013)	(2,356)	(51,369)

Other income (expense):
Interest income	280	-	280
Interest expense	-	(551)	(551)
Total other income (expense)	280	(551)	(271)

Net loss before provision for income tax	(48,733)	(2,907)	(51,640)
Provision for income tax expense	-	-	-
Net loss from continuing operations	(48,733)	(2,907)	(51,640)
Net (loss) income from discontinued operations before provision for income tax	(30,324)	-	(30,324)
Provision for income tax expense from discontinued operations	-	-	-
Net (loss) income from discontinued operations	(30,324)	-	(30,324)
Net (loss) income	(79,057)	(2,907)	(81,964)

Basic and fully diluted earnings per share from continuing operations	$(0.00)	$(0.00)	$(0.00)
Basic and fully diluted (loss) earnings per share from discontinued operations	$(0.00)	$-	$(0.00)
Basic and fully diluted (loss) earnings per share	$(0.01)	$(0.00)	$(0.01)

Weighted average shares outstanding - basic and diluted	12,816,724	1,000,000	12,816,724

20/20 Global, Inc.
Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2020
(Unaudited)

	Historical		Pro Forma
	For the nine months ending September 30, 2020
	20/20 Global, Inc.	Mycotopia Therapies Inc.	Combined Income Statement

Operating expenses:
General and administrative expenses	$85,448	$7,067	$92,515
Consulting - related party	25,000	-	25,000
Total operating expenses	110,448	7,067	117,515

Loss from operations	(110,448)	(7,067)	(117,515)

Other income (expense):
Interest income	2,143	-	2,143
Interest expense	-	(1,224)	(1,224)
Total other income (expense)	2,143	(1,224)	919

Net loss before provision for income tax	(108,305)	(8,291)	(116,596)
Provision for income tax expense	-	-	-
Net loss from continuing operations	(108,305)	(8,291)	(116,596)
Net (loss) income from discontinued operations before provision for income tax	(84,970)	-	(84,970)
Provision for income tax expense from discontinued operations	-	-	-
Net (loss) income from discontinued operations	(84,970)	-	(84,970)
Net (loss) income	(193,275)	(8,291)	(201,566)

Basic and fully diluted earnings per share from continuing operations	$(0.01)	$(0.01)	$(0.01)
Basic and fully diluted (loss) earnings per share from discontinued operations	$(0.01)	$-	$(0.01)
Basic and fully diluted (loss) earnings per share	$(0.02)	$(0.01)	$(0.02)

Weighted average shares outstanding - basic and diluted	12,556,807	1,000,000	12,556,807

Note 1 – Basis of Pro Forma Presentation

The acquisition was accounted for under the purchase method of accounting in accordance with ASC 805. The fair value of assets acquired and liabilities assumed was based upon a preliminary valuation and the Company’s estimates and assumptions are subject to change within the measurement period. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.

The unaudited pro forma condensed combined balance sheets as of December 31, 2019 are derived from our audited balance sheet and the audited balance sheet of Mycotopia Therapies Inc., in each case as of December 31, 2019.

The unaudited pro forma condensed combined balance sheets as of September 30, 2020 are derived from our unaudited balance sheet and the unaudited balance sheet of Mycotopia Therapies Inc., in each case as of September 30, 2020.

The unaudited pro forma condensed combined income statements for the year ending December 31, 2019 are derived from our audited statement of operations and the audited statement of operations of Mycotopia Therapies Inc., in each case for the year ending December 31, 2019.

The unaudited pro forma condensed combined income statements for the three and nine months ending September 30, 2020 are derived from our unaudited statement of operations and the unaudited statement of operations of Mycotopia Therapies Inc., in each case for the three and nine months ending September 30, 2020.

Note 2 – Pro Forma Adjustments

The following pro forma adjustments are included in the Company’s unaudited pro forma combined financial information:

A.To record the cash component of the consideration paid for Mycotopia Therapies Inc. and the preliminary fair value of goodwill in connection with the acquisition.

B.To record the preliminary fair value of the acquisition of PsychedeliTech, Inc., an Ontario corporation (“PsyTech”). In accordance with the terms of the acquisition, Ehave will transfer 1,050,000 shares of PsyTech to Mycotopia.